UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 21, 2018

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 North Akard Street Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 855-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 21, 2018, Transmission and Distribution Company, L.L.C. and Sharyland Distribution & Transmission Services, L.L.C., each of which is a subsidiary of InfraREIT, Inc. (“InfraREIT” and, together with its subsidiaries, the “Company”), entered into agreements (collectively, the “Consent Agreements”) with respect to certain of the documents governing their senior secured notes held by The Prudential Insurance Company of America and its affiliates (the “Subject Notes”). Pursuant to the Consent Agreements, the holders of the Subject Notes consented to the transactions pursuant to which the Company will be acquired by Oncor Electric Delivery Company LLC (the “Transactions”) and agreed to modify certain terms governing the Subject Notes, effective upon closing of the Transactions.

The foregoing description of the Consent Agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the Consent Agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NUMBER		DESCRIPTION

10.1	—	Consent and Fourth Amendment to Note Purchase Agreement, dated as of December 21, 2018, to the Amended and Restated Note Purchase Agreement, dated as of July 13, 2010, among Transmission and Distribution Company, L.L.C. and the holders of the notes issued thereunder.

10.2	—	Consent and Sixth Amendment to Note Purchase Agreement, dated as of December 21, 2018, to the Amended and Restated Note Purchase Agreement, dated as of July 13, 2010, among Sharyland Distribution & Transmission Services, L.L.C. and the holders of the notes issued thereunder.

10.3	—	Consent and Sixth Amendment to Note Purchase Agreement, dated as of December 21, 2018, to the Amended and Restated Note Purchase Agreement, dated as of September 14, 2010, among Sharyland Distribution & Transmission Services, L.L.C. and the holders of the notes issued thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: December 31, 2018	By:	/s/ Stacey H. Doré
Stacey H. Doré
Senior Vice President and General Counsel

2